Execution Version

SECOND AMENDMENT TO LOAN AGREEMENT AND OMNIBUS LOAN

MODIFICATION AGREEMENT

Dated as of July 30, 2010

Between

COLONY RESORTS LVH ACQUISITIONS, LLC,

as Borrower,

and

GOLDMAN SACHS MORTGAGE COMPANY,

as Lender

Secured by;

The Las Vegas Hilton
Las Vegas, Nevada

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SECOND AMENDMENT TO LOAN AGREEMENT AND OMNIBUS LOAN

MODIFICATION AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT AND OMNIBUS LOAN MODIFICATION AGREEMENT (this “Amendment”) is dated as of July 30, 2010, and by and between COLONY RESORTS LVH ACQUISITIONS, LLC, a Nevada limited liability company, as borrower (“Borrower”) and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, as lender (“Lender”).

W I T N E S S E T H

WHEREAS, Borrower and Goldman Sachs Commercial Mortgage Capital, L.P. (“Original Lender”) entered into that certain Loan Agreement dated as of May 11, 2006 (the “Original Loan Agreement”), as modified by those certain Letter Agreements dated as of June 1, 2009, June 29, 2009 and July 30, 2009 respectively (collectively, the “Letter Agreements”), and that certain First Amendment to Loan Agreement and Omnibus Loan Modification Agreement dated as of August 14, 2009 (the “First Amendment”; and together with the Original Loan Agreement and the Letter Agreements, collectively, the “Loan Agreement”), pursuant to which Original Lender made, and Borrower accepted, a mortgage loan in the original principal amount of $250,000,000.00 (the “Loan”);

WHEREAS, the Loan is (i) evidenced by, among other things, that certain Promissory Note dated as of May 11, 2006 and made by Borrower to the order of Original Lender and its successor and assigns, in the original principal amount of the Loan (the “Original Note”), and (ii) secured by, among other things, that certain Deed of Trust, Security Agreement, Assignment of Leases, Rents and Revenues and Fixture Filing dated as of May 11, 2006 and made by Borrower to Original Lender and its successors and assigns (the “Mortgage”);

WHEREAS, the Loan, the Original Loan Agreement, the Original Note, the Mortgage and all of the other Loan Documents were assigned by Original Lender to Lender;

WHEREAS, the Borrower has requested for one or more additional advances of the Loan to fund operating shortfalls and other shortfalls at the Property, and the Lender has agreed to make such additional advances subject to the terms and conditions more fully described herein;

WHEREAS, Borrower and Lender desire to modify the Loan and the Loan Agreement and the other Loan Documents as hereinafter set forth, effective as of the date hereof.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower hereby covenant, agree, represent and warrant as follows:

A.                THE LOAN; ADDITIONAL ADVANCES; CAPITAL CONTRIBUTIONS.

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1.                  Additional Advances.

(a)        Lender hereby agrees to increase the principal amount of the Loan by the amount so advanced up to $22,000,000 (the “Additional Availability”) pursuant to Note A-2.  Subject to the terms and conditions of the Loan Agreement, as amended by this Amendment, Lender shall advance the Additional Availability to Borrower in two advances (each, an “Additional Advance”) as follows:

(i)         On the date hereof, Lender shall make an Additional Advance in the amount of $6,700,000 (the “First Additional Advance”), to be applied as follows: (A) $3,130,555.56 (the “Cure Payment”) shall be applied by Lender to the accrued and unpaid interest due on the Loan from the period from May 1, 2010 through July 30, 2010; and (B) $3,569,444.44 (less certain expenses paid by Borrower and shown on the closing statement approved by Lender and Borrower in connection with the closing of this Amendment) shall be deposited into the Borrower Hotel Account to be used by Borrower in accordance with Section 3 below; and

(ii)        On or before August 20, 2010 (the “Second Advance Date”), Lender shall, subject to the terms and conditions of Section A.1.(b) below, make a second Additional Advance in the amount of $15,300,000 (the “Second Additional Advance”), which Second Additional Advance shall be applied as follows: (A) $1,150,000 shall be paid to Lender as payment of the Modification Fee (as hereinafter defined), and (B) the remainder of the Second Additional Advance shall be deposited into the Borrower Hotel Account to be used by Borrower in accordance with Section 3 below.

(b)        Lender shall not be obligated to make the Second Additional Advance unless (i) Lender receives from LVH Finance LLC, a Delaware limited liability company (“Note A-2 Participant”) on or prior to the Second Advance Date, an amount equal to the Second Additional Advance, pursuant to that certain Note A-2 Participation Agreement dated as of the date hereof between Lender and Note A-2 Participant (the “Note A-2 Participation Agreement”); provided, however, that in the event Note A-2 Participant funds the Modification Fee portion of the Second Additional Advance to Lender and the remainder of the Second Additional Advance into the Borrower Hotel Account in accordance with Section A.1.(a)(ii) above on or before the Second Advance Date and the condition set forth in clause (ii) of this Section is met, then Lender shall be deemed to have advanced the Second Additional Advance hereunder, and (ii) Lender shall have received a CLTA 122 date down endorsement (the “Date Down Endorsement”) to the Qualified Title Policy showing no exceptions to title other than exceptions to the Qualified Title Policy previously approved by Lender and real estate taxes for the current year which are a lien not yet due and payable (such exceptions and real estate taxes, collectively, the “Approved Exceptions”); provided, however, that, if Lender notifies Borrower that there are exceptions to title other than Approved Exceptions appearing on the Date Down Endorsement (such exceptions, “Objections to Title”), then, provided that Note A-2 Participant has funded an amount equal to the Second Additional Advance on or prior to the Second Advance Date in accordance with the Participation Agreement, Borrower shall have three (3) Business Days from the Second Advance Date to either (a) remove such Objections to Title such that Lender shall receive not later than the expiration of such three (3) Business Day period a Date Down Endorsement showing only the Approved Exceptions or (b) in the event the insurer which has issued the Qualified Title Policy refuses to accept a bond of up to 150% of the stated amount of any Objections to Title that can be cured with a liquidated amount (together with an indemnity from the Guarantor) to insure over or omit such Objection to Title, then Borrower shall have the right to replace such insurer with another nationally-recognized title insurance company reasonably acceptable to Lender that would agree to insure over or omit such Objection to Title and issue a title insurance policy in the same form (and containing the same endorsements) and having only those exceptions to coverage as are contained in the Qualified Title Policy (as endorsed as of the date hereof), and the three (3) Business Day referred to above shall be extended for an additional three (3) Business Days allow for the issuance of such new Qualified Title Policy.  Borrower shall promptly provide to Lender acknowledgement of receipt of the Second Additional Advance.  Lender hereby acknowledges its receipt on the date of this Amendment of the Cure Payment and Borrower hereby acknowledges receipt on the date of this Amendment of the remainder of the First Additional Advance.  Upon the failure of Note A-2 Participant to fund the full amount of the Second Additional Advance to Lender or as otherwise provided herein and in accordance with the Note A-2 Participation Agreement on or prior to the Second Advance Date or to deliver the Date Down Endorsement with only the Approved Exceptions in accordance with clause (ii) of the preceding sentence, (i) Lender’s obligation to fund the Second Additional Advance under this Amendment shall immediately terminate and (ii) Borrower shall be required to deposit into the Borrower Hotel Account, on or before August 20, 2010, using funds contributed from its members, an amount equal to the Second Additional Advance (and Borrower’s failure to timely make such deposit shall be an Event of Default; provided, however, that in no event shall Borrower have any obligation to deposit such amounts into the Borrower Hotel Account in the event Note A-2 Participant delivers to Lender an amount equal to the Second Additional Advance on or prior to the Second Advance Date pursuant to the Note A-2 Participation Agreement and Lender receives the Date Down Endorsement with only the Approved Exceptions in accordance with this Section A.1.(b).  In no event shall Lender have any liability to Borrower as a result of Note A-2 Participant’s failure to fund all or any portion of the Second Additional Advance in accordance with the Note A-2 Participation Agreement prior to the Second Advance Date.

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(c)        Notwithstanding any provision of the Loan Agreement, this Amendment or the other Loan Documents to the contrary, no interest, Increased Costs (or other amounts contemplated under Section 2.2.2(c) of the Loan Agreement) or late fees or charges shall accrue or be payable on the Additional Advances, and all references in the Loan Documents to the accrual of interest on the Note, including references to the “Applicable Interest Rate,” shall be deemed to refer only to Note A-1.

(d)       Additional Advances that are repaid cannot be reborrowed.  Notwithstanding any provision of the Loan Agreement, this Amendment or any other Loan Documents to the contrary:  (i) the Note A-2 shall not be subdivided into Note Components; (ii) Note A-2 may not be prepaid in whole or in part except upon the prepayment in whole of Note A-1 in accordance with the Loan Agreement; (iii) no Exit Fee shall be payable with respect to the principal balance of Note A-2; and (iv) the notional amount of any Interest Rate Cap Agreement shall not include the principal balance of Note A-2.  Borrower acknowledges and agrees that the Additional Advances are and shall be treated as indebtedness on its financial statements.

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2.                  The Loan and Notes.

(a)        Borrower acknowledges and agrees that after giving effect to the Additional Advances, (i) the outstanding principal balance of the Loan shall be $252,000,000, (ii) the Loan (including the Renovation Loan) shall be fully funded and (iii) Lender shall have no further obligation to make any Advances of the Loan.

(b)        Concurrently herewith Lender is returning the Original Note to Borrower and Borrower is executing (a) Promissory Note A-1 in favor of Lender in the amount of the $230,000,000 (“Note A-1”) and (b) Promissory Note A-2 in favor of Lender in the amount of $22,000,000 (“Note A-2”).  Note A-1 and Note A-2 are being given in replacement of the Original Note and from and after the date hereof, all references in this Amendment, the Loan Agreement and the other Loan Documents to the “Note” shall be deemed to refer to Note A-1 and Note A-2 (as the same may be amended, restated, replaced (including, without limitation, replacement with multiple Promissory Notes) or divided into multiple Note Components in accordance with the Loan Agreement, this Amendment and the other Loan Documents, supplemented, consolidated or otherwise modified from time to time pursuant to the provisions of the Loan Agreement, this Amendment or of the other Loan Documents (including in connection with any Securitization)).  From and after the date hereof, all references in this Amendment, the Loan Agreement and the Loan Documents to the “Loan” shall be deemed to refer to the Fixed Loan, the Renovation Loan and each Additional Advance.

3.                  Use of Additional Advance Funds.  Except as otherwise provided in Section 1(a) above, (a) the Additional Advances shall be deposited in the Borrower Hotel Account and used from time to time to fund the Applicable Gaming Reserve Amount in accordance with Section 9.1.1 of the Loan Agreement, to make deposits into the Tax and Insurance Escrow Account in accordance with Section 9.3 of the Loan Agreement, and/or to pay Monthly Expenses in accordance with the Approved Budget (or as otherwise permitted pursuant to Section 9.2.3 of the Loan Agreement), in each case to the extent that funds on deposit from time to time in the Deposit Account are insufficient to fund such deposits or pay such Monthly Expenses and (b) in addition to the foregoing, the Second Additional Advance may be used from time to time to fund (i) the Monthly Debt Service Payment Amount then due and payable to the extent that funds on deposit from time to time in the Deposit Account are insufficient to pay the same, (ii) the accrued and outstanding Deferred Interest Amount (as hereinafter defined) to the extent the same exceeds the Accrual Limit (also as hereinafter defined), (iii) the FF&E Reserve Account in accordance with Section 9.2.8 of the Loan Agreement and/or the costs of permitted Clark County Capital Improvements (as hereinafter defined) (each such deficiency is referred to herein as a “Shortfall”).  Borrower shall use the proceeds of the Additional Advances solely for the purpose of funding Shortfalls and Borrower’s failure to use the Additional Advances for such purpose or use of the proceeds of any Additional Advance for any other purpose shall be an Event of Default.  For the avoidance of doubt, in no event shall the proceeds of any Additional Advance be used to pay any portion of the Deferred Interest Amount except that portions of the Second Additional Advance may be used to pay down the Deferred Interest Amount to an amount not less than the Accrual Limit to the extent the Accrual Limit is exceeded.  All references in this Amendment and the Loan Agreement to the Approved Budget shall refer to the applicable Annual Budget delivered to and approved by Lender in accordance with Section C.2 of this Amendment.

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4.                  Capital Contributions.  If at any time after the Additional Advances have been fully advanced in accordance herewith and the balance of the Seasonality Reserve Account is zero, any Shortfall exists, Borrower shall cause its members to make from time to time additional contributions in amounts and at such times as are necessary to timely pay such Shortfalls then due and payable to the extent that funds on deposit from time to time in the Deposit Account are insufficient to pay the same (capital contributions made to Borrower by members of the Borrower from time to time after the date hereof to fund Shortfalls are referred to herein as “Capital Contributions”).  All Capital Contributions shall be deposited into the Borrower Hotel Account and expended in accordance with the provisions of Section 3 above.  The failure of Borrower’s members to timely make Capital Contributions from time to time as necessary to fund Shortfalls shall constitute an Event of Default; provided, however, that without limiting any other provisions of this Agreement, the Loan Agreement or the other Loan Documents (including Section 10.1 of the Loan Agreement), the failure of Borrower’s members to make Capital Contributions in excess of $20,000,000 during the term of the Loan shall not, in and of itself, constitute an Event of Default.

5.                  Effect of Failure to Fund.  Notwithstanding any other provision in this Amendment to the contrary, in the event that the Note A-2 Participant fails to fund in accordance herewith the amount of Second Additional Advance pursuant to the Note A-2 Participation Agreement as required by Section A.1.(b) above, or Lender does not receive the Date Down Endorsement with only the Approved Exceptions in accordance with Section A.1.(b) above, then the modifications to the Loan Agreement and the other Loan Documents set forth in Part B of this Amendment and the other agreements contained in Part C of this Amendment shall be of no further force and effect, except that the amount of the Loan shall be increased by the amount of the First Additional Advance and the amount of such Additional Advance shall be evidenced by Note A-2 and secured by the Deed of Trust as contemplated in this Part A and in Note A-1, Note A-2 and the Deed of Trust Supplement.  Furthermore, without limiting the foregoing, such failure of the Note A-2 Participant to fund the Second Additional Advance shall be constitute an immediate Event of Default as provided in Section A.1.(b) above.

B.                 MODIFICATIONS TO LOAN AGREEMENT.

1.                  Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms thereto:

“Accrual Limit” has the meaning assigned in Section 2.3.2(c).

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“Deferred Interest Amount” has the meaning assigned in Section 2.3.2(b).

“NDA” has the meaning assigned in Section 5.2(c).

“Second Amendment” shall mean that certain Second Amendment to Loan Agreement and Omnibus Loan Modification Agreement dated as of July 30, 2010 by and between Borrower and Lender.

2.                  The following terms defined in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“Agreement with Licensor” shall mean that certain letter agreement dated as of August 14, 2009, by HLT Existing Franchise Holding LLC, Lender and Borrower.

“License Agreement” shall mean that certain Amended and Restated License Agreement dated as of January 1, 2009, by and between HLT Existing Franchise Holding LLC and Borrower, pursuant to which Borrower licenses the use of the Hilton flag and reservation system.

“Maturity Date” shall mean December 31, 2012.

“Monthly FF&E Reserve Amount” shall mean commencing with the Payment Date occurring in January, 2011, and for each Payment Date thereafter, 2.0% of Gross Hotel Revenues of the Property for the calendar month then most recently ended plus 1.0% of the Gross Casino Revenues for the calendar month most recently ended.

“Spread” shall mean with respect to Note A-1:

(i)         until such time, if at all, as Note A-1 is bifurcated into multiple Note Components pursuant to Section 2.3.8,

(a)        with respect to the Interest Accrual Period commencing in August 2010 and each Interest Accrual Period occurring prior to the Interest Accrual Period commencing in July, 2011, four percent (4.0%) per annum;

(b)        with respect to the Interest Accrual Period commencing in July, 2011 and each Interest Accrual Period occurring thereafter through and including the Interest Accrual Period commencing in December, 2011, four and one-half percent (4.5%) per annum;

(c)        with respect to the Interest Accrual Period commencing in January, 2012 and each Interest Accrual Period occurring thereafter through and  including the Interest Accrual Period commencing in June, 2012, five percent (5.0%) per annum; and

(d)       with respect to each Interest Accrual Period commencing in July, 2012 and each Interest Accrual Period occurring thereafter, five and one-half percent (5.50%) per annum; and

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(ii)        following any bifurcation of Note A-1 into multiple Note Components pursuant to Section 2.3.8, the weighted average of the Component Spreads at the time of determination, weighted on the basis of the corresponding Component Balances.

“Permitted Indebtedness” shall mean (i) the Debt, (ii) Trade Payables incurred in the ordinary course of the Borrower’s business in an aggregate amount not to exceed $9,000,000, of which Trade Payables (a) not more than 70% may remain unpaid for more than 30 days from when due; (b) not more than 40% may remain unpaid for more than between 31 to 60 days from when due, and (c) not more than 30% may remain unpaid for more than 61 days from when due (in each case subject to the Borrower’s right to contest the same in accordance with Section 5.1.2(b) hereof); provided, however, that at no time shall any Trade Payable in excess of $250,000 remain unpaid for more than 90 days from when due, and provided, further, that commencing on October 30, 2010 and continuing thereafter, no Trade Payable shall remain outstanding for more than 90 days from when due, (iii) any Management Fees or License Fees not yet due and payable under the Property Management Agreement, if applicable, and/or the License Agreement, (iv) Taxes or Other Charges not yet due and payable or delinquent or which are being diligently contested in good faith in accordance with Section 5.1.2(b) hereof, and (v) indebtedness relating to Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, landlord’s, mechanic’s, materialmen’s, repairmen’s and other similar Liens arising in the ordinary course of business, and Liens for workers’ compensation, unemployment insurance and similar programs, in each case arising in the ordinary course of business which are either not yet due and payable or being diligently contested in good faith in accordance with Section 5.1.2(b) hereof.

“Strike Rate” shall mean six and one-quarter percent (6.25%) per annum.

3.                  Section 1.1 of the Loan Agreement is hereby amended by deleting the following defined terms from such Section:

“Additional Principal Repayment”

“Additional Principal Repayment Date”

“Allocated Loan Amount”

“Condominium Documents”

“Debt Yield”

“Initial Seasonality Reserve Funding Period”

“Initial Sweep Period”

“Penthouse Units”

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“Release Parcels”

“Required Prepayment Reserve Account”

“Subsequent Seasonality Reserve Funding Period”

“Subsequent Sweep Period”

“Surplus Cash”

“Surplus Cash Account”

4.                  Section 2.2.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

2.2.1    Generally.  Interest on the Note and on the Deferred Interest Amount shall accrue at the Applicable Interest Rate and shall be calculated on the basis of a 360-day year and charged for the actual number of days elapsed in the Interest Accrual Period in question.  Accrued interest on the Deferred Interest Amount shall be added to the Deferred Interest Amount on each Payment Date.

5.                  Section 2.2.2(a) of the Loan Agreement is amended and restated in its entirety to read as follows:

(a)        The rate or rates at which the Principal Indebtedness bears interest from time to time shall be referred to as the “Applicable Interest Rate.”  The Applicable Interest Rate with respect to the Loan shall be, with respect to each applicable Interest Accrual Period, the Spread for such Interest Accrual Period plus LIBOR, provided, however, that in the event that LIBOR for any Interest Accrual Period is less than the LIBOR Floor, the Applicable Interest Rate for such Interest Accrual Period shall be the Spread for such Interest Accrual Period plus the LIBOR Floor.

6.                  Section 2.2.3 of the Loan Agreement is amended and restated in its entirety to read as follows.

2.2.3    Default Rate. If an Event of Default shall have occurred and is continuing (including the failure of Borrower to make a payment of principal or interest when due) interest at the Default Rate shall accrue on the outstanding principal amount of the Loan and any interest payments thereon not paid when due, on the Deferred Interest Amount and on any other amounts payable by Borrower hereunder, under the Note and any other Loan Documents.

7.                  Section 2.3.2 of the Loan Agreement is amended and restated in its entirety to read as follows:

2.3.2    Interest.

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(a)        On each Payment Date, accrued interest at the Applicable Interest Rate for and through the end of the applicable Interest Accrual Period (including the Interest Accrual Period in which the Maturity Date occurs) on the Principal Indebtedness as computed in accordance with Section 2.2.2 hereof (the “Monthly Debt Service Payment Amount”) shall be payable.  Notwithstanding the foregoing, provided no Event of Default has occurred and is continuing, subject to Section 2.3.2(c), Borrower shall be permitted to accrue such amounts to the extent funds are not available in the Debt Service Reserve Account on such Payment Date.

(b)        Subject to the Subsection 2.3.2(c) below, that portion of the Monthly Debt Service Payment that is not paid on a Payment Date as provided in Subsection 2.3.2(a) above because there are insufficient funds available in the Debt Service Reserve Account on such Payment Date shall be determined by Lender on such Payment Date (and a copy of the calculation of such determination shall be furnished to Borrower upon written request therefor), shall be separately accounted for by Lender and shall be added to the Deferred Interest Amount on such Payment Date as provided in Subsection 2.2.1 above.  All such deferred interest, plus all interest accruing thereon as provided in Section 2.2.1, is referred to herein as the “Deferred Interest Amount”.  The entire Deferred Interest Amount shall be due and payable upon the Maturity Date, upon any Event of Default or upon any prepayment of the Loan in full.

(c)        If on any Payment Date prior to the repayment in full of the Loan the Deferred Interest Amount (including any such accrued and unpaid interest which has been added to the Deferred Interest Amount) ever exceeds $10,000,000 (the “Accrual Limit”), then (i) Borrower shall pay to Lender within five (5) Business Days after written notice from Lender, the amount of such accrued and unpaid interest that exceeds the Accrual Limit and (ii) for so long as the Deferred Interest Amount exceeds the Accrual Limit, Borrower shall pay on each Payment Date the entire Monthly Debt Service Payment Amount due on such Payment Date without regard to the availability of funds in the Debt Service Reserve Account on such Payment Date.  Failure to (i) pay to Lender an amount equal to the amount by which the Deferred Interest Amount exceeds the Accrual Limit within such five (5) Business Day period, and/or (ii) pay the Monthly Debt Service Payment Amount on any Payment Date that the Deferred Interest Amount equals or exceeds the Accrual Limit shall be an Event of Default.

8.                  Section 2.3.4 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

Section 2.3.4   Payment on Maturity Date.  Borrower shall repay the Principal Indebtedness in full on the Maturity Date of the Loan, together with all accrued and unpaid interest thereon through the end of the Interest Accrual Period during which such Maturity Date occurs, the Deferred Interest Amount, the Exit Fee (or portion thereof, if any, that is payable in accordance with Section 2.6 hereof), and all other amounts which are then due and payable to Lender hereunder or under the Note, the Mortgage, and the other Loan Documents.

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9.                  Section 2.3.4(b) of the Loan Agreement is deleted in its entirety.

10.              Section 2.3.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

2.3.6    Application of Payments.  Other than payments made in accordance with Section 9.4.1, payments made by Borrower in respect of principal and interest of the Loan shall be applied as follows: first, to the payment of interest at the Applicable Interest Rate; second, to the Deferred Interest Amount to the extent the same exceeds the Accrual Limit; third, to other sums due and outstanding under the Loan Documents other than principal and the Deferred Interest Amount; fourth, to the remaining Deferred Interest Amount; and fifth, the remainder of such payment being applied to the reduction of the outstanding principal balance of the Note (or if the Note has been divided into multiple Note Components pursuant to Section 2.3.8, to the reduction of the outstanding principal balance of the Note Components in ascending order of interest rate (i.e., first to the Note Component with the lowest Component Spread until its outstanding principal balance has been reduced to zero, then to the Note Component with the second lowest Component Spread until its outstanding principal balance has been reduced to zero, and so on)) following payment of the Exit Fee (or applicable portion thereof); provided, however, that, notwithstanding any provision of this Agreement to the contrary, following and during a continuance of an Event of Default, Lender may apply any payments received to the components of the Debt, the Loan and the Note Components in such order manner and amount as Lender in its sole discretion shall determine and/or towards the payment of Taxes, Operating Expenses, and Capital Expenditures and Lender may exercise any remedies available under this Agreement, at law and in equity.

11.              Section 2.4.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

2.4.2    Prepayment.  Provided no Event of Default is continuing, Borrower may voluntarily prepay the Loan in whole, but not in part, on any Business Day without penalty, except that no prepayments shall be permitted during the period between a Payment Date and the last day of the applicable Interest Accrual Period.  Each such prepayment shall be accompanied by (i) the amount of interest theretofore accrued but unpaid in respect of the principal amount so prepaid, (ii) the amount of interest which would have accrued on the principal amount so prepaid had it remained outstanding through the end of the Interest Accrual Period in which such prepayment is made, (iii) the Deferred Interest Amount, plus (iv) provided that such prepayment is not in connection with a refinance of the Loan with Goldman Sachs Mortgage Company or an Affiliate thereof, the Exit Fee on the principal balance of the Loan (but excluding the Additional Advances) being prepaid.  As a condition to any voluntary prepayment, Borrower shall give Lender a revocable written notice (a “Prepayment Notice”) of its intent to prepay, which notice must be given at least ten (10) Business Days and not more than ninety (90) days prior to the Business Day upon which prepayment is to be made and must specify the Business Day on which such prepayment is intended to be made.

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12.              Section 2.4.3 of the Loan Agreement is amended to add the words “the Deferred Interest Amount and” after the word “plus” in the 6th line.

13.              Section 2.4.5 of the Loan Agreement is hereby deleted in its entirety.

14.              Section 2.5.3 of the Loan Agreement is hereby deleted in its entirety.

15.              Section 2.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

2.6       Exit Fee.  Upon any repayment or prepayment in whole or part of the Loan, including without limitation, a prepayment under Sections 2.3.4, 2.5 or 9.4.1(h) of this Agreement (but excluding a prepayment as required pursuant hereto in connection with a Casualty or Condemnation), Borrower shall be required to pay to Goldman Sachs Mortgage Company a non-refundable sum (the “Exit Fee”) on the date of such repayment or prepayment equal to the product of the principal amount of the Loan (but excluding the Additional Advances) being repaid or prepaid multiplied by the Exit Fee Percentage.  All Exit Fees shall be deemed to be earned in full by Goldman Sachs Mortgage Company upon the funding of the Loan and shall constitute part of the Debt.  Notwithstanding anything to the contrary contained in this Section 2.6, Goldman Sachs Mortgage Company shall waive the Exit Fee payable at the time the Loan is repaid in full if the Loan is refinanced by Goldman Sachs Mortgage Company or an Affiliate of Goldman Sachs Mortgage Company.   Upon the acceleration of the Loan, any unpaid portion of the Exit Fee shall become immediately due and payable by Borrower.

16.              Section 2.7(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(e)        Borrower shall procure and maintain at all times prior to repayment in full of the Loan an Interest Rate Cap Agreement in a notional amount of $230,000,0000 and having a strike rate equal to the Strike Rate, and Borrower shall cause such Interest Rate Cap Agreement to be collaterally assigned to Lender in accordance with subsection 2.7(c) above.

17.              Section 5.1.21 of the Loan Agreement is hereby deleted in its entirety.

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18.              Article V of the Loan Agreement is hereby amended to add a new Section 5.2 to read as follows:

5.2       Operating Observer.

(a)        Subject to compliance with any requirements of the Nevada Gaming Commission, and Borrower’s receipt of a duly executed and delivered NDA pursuant to Section 5.2(c) below, Borrower shall permit a representative of the Lender that is reasonably acceptable to Borrower (the “Operating Observer”) reasonable access to the Property and to its books and records, including all operating and financial reports and compilations, tax returns, and reports to regulatory authorities, and to its management personnel referred to below, for the purpose of observing and verifying Borrower’s compliance with the requirements of this Agreement and Loan Documents.  Borrower shall cooperate with Lender in obtaining the necessary approvals of the Nevada Gaming Commission to permit the Operating Observer to have such access.  Nick Ribis and/or Eric Matejevich and their successors, in their capacities as authorized representatives of Borrower, shall cooperate with all reasonable requests of the Operating Observer for documents and information on a timely and expeditious basis.  In the event Lender determines it to be appropriate to seek the imposition of a receiver for the Property because of an Event of Default under the terms of this Agreement or the Loan Documents, Borrower shall not object or raise any objections to the appointment of the Operating Observer as the receiver for the Property.  This Section 5.2 shall not in any manner be in limitation of any other provision of the Loan Agreement, including without limitation, the provisions of Section 5.1 regarding the Lender’s inspection rights and the provisions of Section 5.1.10 requiring Borrower to provide financial reporting and other information.

(b)        Borrower acknowledges and agrees that the Operating Observer shall have no responsibilities or duties to Borrower (other than as provided in the NDA), and shall be employed solely at the cost of, and for the benefit of Lender; provided, however, that Borrower shall, at no cost to Lender or the Operating Observer, provide the Operating Observer with a reasonably functional office at the Property.  No default of Borrower will be waived by implication by the Operating Observer, and the Operating Observer shall have no right to grant any consent or approval of the Lender hereunder.  Any and all provisions of this Agreement in respect of the Operating Observer shall be enforceable solely by, and at the option of, Lender, and Borrower shall not be a third-party beneficiary thereof.  Any and all reports, advice or other information provided by the Operating Observer to Lender or otherwise produced by or in the possession of the Operating Observer shall be confidential and Borrower shall have no right to obtain or review same.  Lender shall pay the costs and expenses of employing the Operating Observer.

(c)        The Operating Observer shall execute and deliver to Borrower a non-disclosure agreement (“NDA”) substantially in the form of Exhibit A attached hereto, with such reasonable changes thereto as Operating Observer may request and Borrower may accept (such acceptance not to be unreasonably withheld, conditioned or delayed).

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19.              Section 6.1.9(a) of the Loan Agreement is amended by adding the following as the final sentence thereto:

(a)        Notwithstanding the foregoing, in no event shall Colony Investors VI, L.P. or Colony Resorts LVH Co-Investment Partners, L.P. sell, assign, delegate, participate, transfer, pledge, hypothecate, encumber, syndicate, contribute or otherwise dispose of its direct or indirect interests in the Borrower.

20.              Section 6.1.14 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

6.1.14 Distributions.  Borrower shall not make any distributions, pay any dividends or make any loans to its partners, shareholders, members or affiliates until the Loan has been fully repaid in full; provided, however, that the foregoing shall not limit or restrict the payment of any approved Corporate Expenses to be paid to Affiliates of Borrower or the repayment of Additional Advances in accordance with the terms of this Agreement.

21.              Section 7.3 of the Loan Agreement is hereby deleted in its entirety.

22.              Section 9.1.1 of the Loan Agreement is amended to delete the last three sentences of such section and to replace them with the following provision:

Upon the occurrence and continuation of an Event of Default, Lender may apply any funds deposited into the Rent Account in accordance with Section 9.6.2 of this Agreement.  “Applicable Gaming Reserve Amount” shall mean, an amount equal to 115% of the Required Gaming Reserves required to be maintained by Borrower as of the date of calculation.

23.              Section 9.2.1 of the Loan Agreement is amended to delete clause (e) in its entirety.

24.              Section 9.2.6 of the Loan Agreement is amended and restated in its entirety to read as follows:  “Intentionally Omitted”.

25.              The first (1st) sentence of Section 9.2.8 of the Loan Agreement is amended and restated to read as follows:

On each Payment Date from and after the Payment Date occurring in January 2011, the Borrower shall deposit or monies shall be transferred in accordance with Section 9.4 hereof from the Deposit Account into the FF&E Reserve Account in an amount equal to the Monthly FF&E Reserve Amount.

26.              Section 9.2.9 of the Loan Agreement is amended and restated in its entirety to read as follows:

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9.2.9    Seasonality Reserve Account.  To the extent that the Seasonality Reserve Account shall contain less than Three Million Dollars ($3,000,000.00), then funds on deposit in the Deposit Account shall be transferred in accordance with Section 9.4.1 hereof from the Deposit Account into the Seasonality Reserve Account in an amount necessary to cause the Seasonality Reserve Account to contain Three Million Dollars ($3,000,000.00).  If Borrower reasonably anticipates that, on any Payment Date, funds in the Deposit Account shall be insufficient to make the deposits required by clauses (a), (b), (c), (d) and (e) of Section 9.4.1, then, within three (3) Business Days after receipt of written request of Borrower, provided no Event of Default shall have occurred and be continuing, an amount equal to the shortfall shall be transferred from the Seasonality Reserve Account, to the extent sufficient funds are available therein, to the Deposit Account and applied in the manner and order set forth in Section 9.4.1.  Any amounts that are transferred into the Operating Expense Reserve Account from the Seasonality Reserve Account in accordance with this Section 9.2.9 and disbursed to the Borrower pursuant to Section 9.2.3 hereof shall be used to pay Monthly Expenses, including, without limitation, Monthly Corporate Expenses.  Borrower shall not be permitted to make requests for disbursements from the Seasonality Reserve Account in accordance with this Section 9.2.9 or the Operating Expense Reserve Account more than two (2) times in any calendar month.  Borrower shall be required to pay a disbursement request fee in an amount equal to $5,000 per request for each disbursement request in a calendar month following the first request made during such calendar month.

27.              Section 9.4.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

9.4.1    Disbursements.  Commencing on July 1, 2010 and on each Business Day thereafter (or as otherwise provided for in the Deposit Account Agreement), provided no Event of Default has occurred and is continuing, and subject to Section 9.4.2 hereof, Lender shall transfer from the Deposit Account (or authorize such transfer) in accordance with the terms of the Deposit Account Agreement, to the extent sufficient funds are available therein, the following amounts in accordance with the following priorities:

(a)                First, to the Gaming Reserve Account, the amount required to fund any shortfall in the Applicable Gaming Reserve Amount required to be maintained by Borrower;

(b)               Second, to the Tax and Insurance Escrow Account, payment of all amounts in the Deposit Account until the amounts required to be deposited in the Tax and Insurance Escrow Account by the next Payment Date pursuant to Section 9.3 hereof have been so deposited;

(c)                Third, to the Operating Expense Reserve Account, the amount set forth in the Approved Budget for Monthly Expenses for the following calendar month or such other amount as is directed by Lender in accordance with Section 9.2.3 hereof;

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(d)               Fourth, commencing on January 1, 2011 and continuing on each Business Day thereafter, to the FF&E Reserve Account, payment of all amounts in the Deposit Account until the amounts required to be deposited in the FF&E Reserve Account by the next Payment Date (or if such Business Day is a Payment Date, by such Payment Date) pursuant to Section 9.2.8 hereof have been so deposited;

(e)                Fifth, to the Debt Service Reserve Account, the Monthly Debt Service Payment Amount and any other amounts then due and payable to Lender under this Agreement;

(f)                Sixth, to the Seasonality Reserve Account, payment of all amounts in the Deposit Account until the amounts required to be deposited in the Seasonality Reserve Account pursuant to Section 9.2.9 hereof (if any) have been so deposited;

(g)               Seventh, to the Lender for application to the Deferred Interest Amount until such amount is paid in full; and

(h)               Eighth, to the Lender to be applied to reduce the principal balance of the Loan (after paying the portion of the Exit Fee due in connection with such reduction).

Notwithstanding anything to the contrary set forth in Section 5.1.10 hereof, Borrower shall furnish to Lender on a monthly basis, within twenty days after the end of each calendar month, a reconciliation of cash flows at the Property and the Reserve Accounts in connection with Borrower’s operation of the Property during the month just ended.  Except as otherwise permitted under Section 6.1.14, Borrower shall not make any distributions, pay any dividends or make any loans to its partners, shareholders, members or Affiliates. Within five (5) days after request from Borrower, Lender shall or shall endeavor to cause the Deposit Bank to furnish Borrower with the account balances for the Deposit Account and each Reserve Account.

28.              Section 9.4.2 of the Loan Agreement is amended and restated in its entirety as follows:

9.4.2    Obligation to Fund; Deemed Payment. Except as otherwise provided in this Agreement, including, without limitation, Section 2.3.2, in the event that on any Payment Date the amount in the Deposit Account shall be insufficient to make all of the transfers described in Sections 9.4.1(a) through and including (e) as applicable, Borrower shall pay such shortfalls in accordance with Section A.3. and A.4. of the Second Amendment (without the need for any notice or demand from Lender (but subject to the terms of the Deposit Account Agreement)).  If on any Payment Date the amount in the Deposit Account shall be sufficient to make all of the transfers described in Sections 9.4.1(a) through and including (e) as applicable, Borrower shall be deemed to have paid the Monthly Debt Service Payment Amount unless Lender is legally constrained from transferring such amount as aforesaid by reason of any insolvency related to Borrower or any other event.

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29.              Clause (iii) of Section 10.1.1(o) of the Loan Agreement is hereby deleted.

30.              Section 10.1.1 of the Loan Agreement is amended to add a new clause (r) as follows:

(r)        if Borrower fails to pay accrued and unpaid interest in excess of the Accrual Limit in accordance with Section 2.3.2(c).

31.              Section 10.1.1 of the Loan Agreement is amended to add a new clause (s) as follows:

(s)        the occurrence of an Event of Default under the Second Amendment.

32.              Section 12.6 of the Loan Agreement is amended by deleting the references thereto to “Rodolfo Prieto” and replacing same with “David Monahan”.

33.              Modifications to Schedules and Exhibits.  Schedules C, 4.1.33, 4.1.45, 4.1.47 and 6.1.1.1 attached to the Loan Agreement are deleted and replaced, respectively with Schedules C, 4.1.33, 4.1.45, 4.1.47 and 6.1.1.1 attached to this Amendment.

34.              Loan Documents.  This Agreement, together with that certain Agreement Amending and Supplementing Deed of Trust, Security Agreement, Assignment of Leases, Rents and Revenues and Fixture Filing dated as of the date hereof (the “Deed of Trust Supplement”) between Borrower and Lender, that certain Assignment and Pledge of Interest Rate Agreement dated as of the date hereof made by Borrower in favor of Lender and that certain Consent and Reaffirmation of Non-Recourse Exceptions Agreement dated as of the date hereof made by Guarantor in favor of Lender, are and shall constitute Loan Documents within the meaning of the Loan Agreement and the other Loan Documents, and all references in the Loan Agreement and the other Loan Documents to the “Loan Documents” shall be deemed to include this Agreement and each of the other agreements referred to in this Section 34.

C.                 OTHER AGREEMENTS.

1.                  Weekly Report of Trade Payables.  Without limiting the provisions of Section 5.1.10 of the Loan Agreement, commencing on August 9, 2010, and on each Monday thereafter, Borrower shall provide to a report of setting forth the amount and aging of all Trade Payables as of the end of the prior week, which report shall be accompanied by an Officer’s Certificate certifying that such report is true, correct, accurate.

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2.                  2010 and 2011 Budgets.  Without limiting the provisions of Section 5.1.17 of the Loan Agreement, Borrower shall deliver to Lender for its approval (which approval shall not be unreasonably withheld, conditioned or delayed) (i) on or before August 15, 2010, a re-forecasted Annual Budget for Fiscal Year 2010, and (ii) on or before August 30, 2010, Annual Budgets for Fiscal Years 2011 and 2012.

3.                  Clark County Building Inspections.  Lender hereby agrees that from and after the date hereof, Borrower shall be permitted to make capital improvements to the Property, in an aggregate amount not to exceed $2,000,000, to the extent the same are required by Clark County pursuant to the results of those certain Clark County building inspections of the Property carried out from time to time (the “Clark County Capital Improvements”).  Further, Lender shall not unreasonably withhold, condition or delay its approval to the making of any additional Clark County Capital Improvements from time to time.  Prior to commencing any Clark County Capital Improvements (or if such Clark County Capital Improvements are required to be made on a contingency basis, as soon as practical thereafter), Borrower shall (i) provide written notice to Lender of the need to undertake such work together with evidence from Clark County requiring such work, and (ii) copies of the budget and construction contract for such work.  Borrower shall perform the Clark County Capital Improvements in accordance with the terms of the Loan Documents.

4.                  Gaming Equipment Financing.

(a)        Borrower desires to purchase Gaming Equipment with an aggregate purchase price not to exceed $5,000,000 (the “New Gaming Equipment”), which New Gaming Equipment shall be purchased pursuant to purchase agreements approved by Lender (such approval not to be unreasonably withheld, conditioned or delayed) (the “Gaming Equipment Purchase Agreements”) upon the terms set forth in such Gaming Equipment Purchase Agreements.  Each of the Gaming Equipment Purchase Agreements shall provide that the seller thereunder will provide purchase money financing (the “Gaming Equipment Financing”) to Borrower and that such seller will have a lien on the applicable New Gaming Equipment until such purchase money financing is repaid by Borrower.

(b)        Notwithstanding any provision of the Loan Agreement, as modified by this Amendment, to the contrary, the Gaming Equipment Financing shall be deemed to be Permitted Indebtedness.  Lender’s consent to the Gaming Equipment Financing and the Gaming Equipment Purchase Agreement shall not be deemed an approval by Lender of any other Indebtedness or an approval or waiver of any other matter relating to the Loan or the Loan Documents, other than as expressly set forth in this paragraph.

(c)        Unless expressly prohibited by the terms of the applicable Gaming Equipment Purchase Agreements, Lender will have a subordinate lien on the New Gaming Equipment until the Gaming Equipment Financing provided under the applicable Gaming Equipment Purchase Agreement is repaid or such earlier date as the seller under the Gaming Equipment Purchase Agreement releases its lien on the applicable New Gaming Equipment, at which time Lender shall have a perfected first priority lien on and security interest in the applicable New Gaming Equipment.  Subject to the terms and conditions of the Gaming Equipment Purchase Agreements, Borrower hereby grants to Lender a security interest, as security for payment of all sums due in respect of the Loan and the performance of all other terms, conditions and covenants of the Loan Agreement, this Amendment and the other Loan Documents on Borrower’s part to be paid and performed, in all of Borrower’s right, title and interest in and to the New Gaming Equipment and further acknowledges that such security interest is intended to be covered and perfected by the Mortgage and UCC financing statements filed in connection with the closing of the Loan.  Borrower shall execute any additional documents that Lender in its reasonable discretion may require and shall provide all other evidence reasonably requested by Lender to evidence or perfect its security interest in the New Gaming Equipment.  Borrower shall not further pledge, assign or grant any security interest in any New Gaming Equipment, or permit any Lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 financing statements or any other notice or instrument as may be required under the UCC, as appropriate, except those naming Lender and the seller under the applicable Gaming Equipment Purchase Agreement as the secured party, to be filed with respect thereto.  Borrower shall notify Lender not less than ten (10) days (nor more than thirty (30) days) prior to the date the Gaming Equipment Financing provided under any of the Gaming Equipment Purchase Agreement is to be repaid in full or such earlier date as the seller under any of the Gaming Equipment Purchase Agreement shall release its lien on the applicable New Gaming Equipment, and shall cooperate with Lender and take such actions as Lender may reasonably request, at Borrower’s sole cost and expense, including, without limitation, filing UCC-3 lien releases, to ensure that Lender has a perfected first priority lien on and security interest in the New Gaming Equipment purchased pursuant to the applicable Gaming Equipment Purchase Agreement.  Borrower shall not modify or amend the terms of the Gaming Equipment Financing Purchase Agreements, including without limitation, the Gaming Equipment Financing, without Lender’s prior consent.  Borrower shall notify Lender of any default under the Gaming Equipment Purchase Agreements.  Borrower shall use reasonable efforts to cause each of the sellers under the Gaming Equipment Purchase Agreements to enter into an agreement with Lender pursuant to which each seller agrees to provide Lender notice of any default under the applicable Gaming Equipment Purchase Agreements and an opportunity to cure such default.  Lender hereby acknowledges and agrees that Lender shall not have a lien on or security interest in the New Gaming Equipment to the extent such lien is prohibited by the terms of the applicable Gaming Equipment Purchase Agreements unless the seller thereunder consents to such lien and security interest, and Lender hereby waives and releases any such lien for so long as such prohibition shall continue pursuant to the terms of the applicable Gaming Equipment Purchase Agreements.  Lender hereby agrees to cooperate with Borrower and take such actions as Borrower may reasonably request, at Borrower’s sole cost and expense, including, without limitation, filing UCC-3 lien releases, to ensure that (i) Lender shall not have a lien on or security interest in the New Gaming Equipment to the extent the same is prohibited by the terms of the applicable Gaming Equipment Purchase Agreements and/or (ii) Lender’s lien on or security interest in any Replaced Gaming

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Equipment is released in connection with Borrower’s trade-in of such Replaced Gaming Equipment pursuant to the terms of any Gaming Equipment Purchase Agreement.

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D.                RATIFICATION; REAFFIRMATION; RELEASE; ETC.

1.                  Acknowledgment, Ratification and Reaffirmation of Representations, Warranties, Covenants and Obligations.

(a)                Borrower acknowledges and agrees that (i) after giving effect to the Additional Advances, the Principal Indebtedness is $252,000,000.00, and (ii) as of the date hereof, (A) the accrued and unpaid interest on the Loan in the amount of $3,130,555.56 shall have been paid by Borrower in full, (B) the amount on deposit in the Tax and Insurance Escrow Account is $1,652,355.28, (C) there are no amounts on deposit in the FF&E Reserve Account, (D) there are no amounts on deposit in the Debt Service Reserve Account and (E) there are no amounts on deposit in the Required Repairs Reserve Account.

(b)               Borrower acknowledges, reaffirms all of its obligations under the Loan Documents and hereby acknowledges and reaffirms that the representations and warranties set forth in the Loan Documents (as modified by this Amendment) are true and accurate in all material respects, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date) and except for changes disclosed to Lender in writing.  Except as modified hereby, the Loan Agreement remains unmodified and in full force and effect.  All terms, covenants and conditions of the Loan Agreement and the other Loan Documents, in each case as amended by this Amendment, are hereby ratified and confirmed in all respects by Borrower.

2.                  No Defaults Due to Execution Subsequent to Original Maturity Date.  By execution of this Amendment, Lender acknowledges and agrees that Borrower’s failure to do or have done the following shall not constitute or be deemed to constitute or have constituted, a Default or Event of Default: (1) Borrower's failure to have satisfied any of the Replacement Cap Requirements subsequent to May 31, 2010 and prior to the date hereof (including, without limitation, replacement of the Extension Interest Rate Cap Agreement that terminated on May 31, 2010), (2) Borrower's failure to have paid the Monthly Debt Service Payment Amount due and payable with respect to the Interest Accrual Periods commencing in May, 2010, June, 2010 and/or July, 2010 and (3) Borrower’s failure to have paid any Default Rate interest or late fees or other charges as a result of any of the foregoing.  After giving effect to this Amendment (including the First Additional Advance), Lender has no actual knowledge of any Defaults or Events of Default as of the date hereof.  Notwithstanding the foregoing, except as expressly set forth in the first sentence of this Section 2, nothing herein shall be deemed to be a waiver of, or to limit any rights and remedies of Lender with respect to, any Default or Event of Default that may exist as of the date hereof or that may occur subsequent to the date hereof.

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3.                  Additional Representations and Warranties.  Borrower represents and warrants to Lender that (a) after giving effect to this Amendment, no Event of Default or to Borrower’s knowledge, Default, has occurred and is continuing, (b) there are no offsets, defenses, crossclaims or counterclaims of any nature whatsoever (in contract, tort or otherwise) with respect to the Debt, the Loan Agreement or any of the other Loan Documents, as modified by this Amendment, (c) this Amendment has been duly authorized by all necessary limited liability company action, executed and delivered by it and constitutes the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) without offset, defense or counterclaim, (d) the execution, delivery and performance of this Amendment by Borrower will not violate any provision of any applicable legal requirements, decree, injunction or demand of any court or other governmental authority applicable to Borrower, any organizational document of Borrower and will not conflict with or result in a breach of any of the material terms or provisions of, or constitute a default under any document or agreement to which Borrower is a party and (e) all consents, authorizations and approvals required for the execution and delivery by Borrower of this Amendment and the documents executed in connection herewith by Borrower have been obtained and remain in full force and effect, all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with any governmental authority or regulatory body is required for such execution, delivery or. performance.  Although not required in order for Borrower to execute, deliver or perform this Amendment, Borrower is required to file a report of the transactions contemplated by this Amendment, together with a copy of this Amendment with the Nevada Gaming Control Board within thirty (30) days after September 30, 2010, as required by Nevada Gaming Commission Regulation 8.130.  Borrower further represents and warrants to Lender that (x) a true correct and complete copy of the Agreement with Licensor is attached hereto as Annex 1, (y) the Agreement with Licensor is in full force and effect and has not been amended, modified or supplemented in any respect, and (z) except as set forth on Annex 2 attached hereto, Borrower has not received any written notice of default or of any existing condition which, with the passage of time or the giving of notice, would constitute a default under the Agreement with Licensor.

4.                  Release.  Borrower hereby releases, remises, acquits and forever discharges each of Lender, the loan participants, Gramercy Loan Services LLC and every servicer (including any subservicer of the Loan), and their respective employees, agents, representatives, consultants, attorneys,· fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiaries, parents and affiliates (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, including legal fees, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties (a) prior to and including the date of this Amendment that, in any way directly or indirectly, arise out of or in any way are connected to, or related to, this Amendment, the Loan or the Loan Documents, including but not limited to, claims relating to any settlement negotiations and (b) arising from failure of Note A-2 Participant to fund the full amount of the First Additional Advance or the Second Additional Advance to Lender prior July 30, 2010 or the Second Advance Date, as applicable, pursuant to the Note A-2 Participation Agreement, including but not limited to claims arising from or relating to Lender’s refusal to fund the First Additional Advance or the Second Additional Advance, as applicable, as a result of such funding failure by Note A-2 Participant (all of the foregoing hereinafter called the “Released Matters”).  Borrower acknowledges that the agreements in this Section 4 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.  Borrower hereby represents and warrants to Lender that it has not purported to transfer, assign or otherwise convey any of its right, title or interest in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

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E.                 MISCELLANEOUS.

1.                  Modification Fee and Lender’s Expenses.  As part of the consideration for Lender entering into this Amendment and the transactions contemplated hereby, Borrower is paying to Lender on the Second Advance Date a modification fee (the “Modification Fee”) in the amount of $1,150,000.  In addition, Borrower shall pay to Lender all reasonable fees and expenses, including without limitation attorneys’ fees and out-of-pocket expenses incurred by Lender and its servicer in the negotiation, preparation and implementation of this Amendment.

2.                  No Oral Modification.  This Amendment may not be amended except upon the written agreement of all of the parties hereto.

3.                  Binding Upon Successors and Assigns.  This Amendment shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns under the Loan Agreement.

4.                  Headings.  The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

5.                  Validity of Provisions.  Any provision of this Amendment which may prove unenforceable under law shall not affect the validity of the other provisions hereof.

6.                  Conflicting Provisions.  In the event of any conflict between this Amendment and the terms of the Loan Agreement, the Note, the Mortgage or any of the other Loan Documents, the terms of this Amendment shall govern and control.

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7.                  Entire Agreement.  This Amendment and the documents executed and delivered in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof, and all understandings (oral or written) and agreements heretofore had among the parties are merged in or contained in this Amendment and such documents.

8.                  No Waiver.  Except as may be expressly provided in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Lender of (a) any rights or remedies available to Lender pursuant to the Loan Agreement or any of the other Loan Documents or (b) any past, present or future breach or default on the part of Borrower under the Loan Agreement or the other Loan Documents.

9.                  Conforming Modifications.  This Amendment modifies and amends the Loan Agreement and the other Loan Documents.  This Amendment shall constitute a “Loan Document” as that term is defined in the Loan Agreement.  Except as specifically modified and amended hereby, all other terms, conditions, and covenants contained in the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect.

10.              Capitalized Terms.  All capitalized terms used herein but not defined herein shall have the meaning ascribed thereto in the Loan Agreement as modified by this Amendment.

11.              Counterparts; Facsimile Signatures.  This Amendment may be executed in one or more counterparts with the same effect as if all parties hereto had signed the same document.  All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.  Each party may rely upon a facsimile or other electronic counterpart of this Amendment or any instrument delivered in connection herewith signed by the other party with the same effect as if such party had received an original counterpart signed by such other party.

12.              Authority; Servicer.  Lender hereby represents that as of the date hereof it is the holder of the Loan subject to certain participation interests held by one or more parties. Lender hereby· represents and warrants that this Amendment has been duly executed and delivered by it and constitutes the legal, valid and binding obligations of it enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

13.              Exculpation. Section 12.24 of the Loan Agreement is hereby incorporated herein by this reference with the same force and effect as if set forth herein in its entirety.

14.              Governing Law. This Amendment shall be governed by the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

COLONY RESORTS LVH ACQUISITIONS,
LLC, a Nevada limited liability company

By:

Name:  ____________________________
Title:  _____________________________

[Signatures continue on the next page.]

S-1

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LENDER:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:      Goldman Sachs Real Estate Funding Corp.,

its general partner

By:  ___________________________
Name:  _________________________
Title:  __________________________

S-2

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ANNEX 1

AGREEMENT WITH LICENSOR

[Agreement with Licensor attached.]

Annex 1

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ANNEX 2

DISCLOSURES

(See attached PSI Deficiency Letter)

Annex 2

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EXHIBIT A

NON-DISCLOSURE AGREEMENT

(See attached)

Exhibit A

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SCHEDULE C

MATERIAL AGREEMENTS

(See attached)

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SCHEDULE 4.1.33

SCHEDULE OF OCCUPANCY REPORTS, DELINQUENCY REPORTS, TENANT SECURITY DEPOSITS AND LETTER OF CREDIT AND TENANT ARREARAGES

(See attached)

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SCHEDULE 4.1.45

LIQUOR LICENSES

(See attached)

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SCHEDULE 4.1.47

CORPORATE STRUCTURE

(See attached)

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SCHEDULE 6.1.1.1

SHARED COST ALLOCATION METHODOLOGY

(See attached)

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